EXECUTION VERSION
AMENDMENT NO. 1 TO TERM LOAN AGREEMENT
This AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”), dated as of December 3, 2020, is by and among CARNIVAL CORPORATION, a Panamanian corporation (the “Lead Borrower”), CARNIVAL FINANCE, LLC, a Delaware limited liability company (the “Co-Borrower”), JPMORGAN CHASE BANK, N.A., as the Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), and the Lenders party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Loan Agreement referred to below (as amended by this Amendment).
W I T N E S S E T H:
WHEREAS, the Lead Borrower, the Co-Borrower, Carnival plc, a company incorporated under the laws of England and Wales (“Carnival plc”), the other Guarantors, the Administrative Agent, U.S. Bank National Association, as Security Agent, and the Lenders from time to time party thereto have entered into the Term Loan Agreement, dated as of June 30, 2020 (as amended, restated, supplemented or otherwise modified from time to time through the Effective Time referred to below, the “Loan Agreement”);
WHEREAS, in accordance with the provisions of Section 11.1 of the Loan Agreement, the provisions of the Loan Agreement may be amended as contemplated by this Amendment if this Amendment is executed by the Lead Borrower and the Required Lenders; and
WHEREAS, the undersigned Lenders constitute Required Lenders;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1. Amendments to Loan Agreement. Effective as of the Effective Time, Section 6.2.1(b)(v) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(v) the incurrence by the Company or any Restricted Subsidiary of Indebtedness, the issuance by the Company or any Restricted Subsidiary of Disqualified Stock and the issuance by any Restricted Subsidiary of preferred stock in connection with any New Vessel Financing in an aggregate principal amount at any one time outstanding (including all Permitted Refinancing Indebtedness incurred to renew, refund, refinance, replace, defease or discharge any Indebtedness incurred or Disqualified Stock or preferred stock issued under this clause (v)) not exceeding the New Vessel

Aggregate Secured Debt Cap as calculated on the date of the relevant incurrence under this clause (v);”
SECTION 2. Fees and Expenses.
(a)    The Lead Borrower will pay (or cause to be paid) to the Administrative Agent, for the benefit of each Lender consenting to this Amendment (collectively, “Consenting Lenders”), a fee in an amount equal to 0.025% of the aggregate principal amount of Advances held by such Lender at the Effective Time (collectively, the “Amendment Fee”). The entire amount of the Amendment Fee will be fully earned and will be due and payable in full in cash on the date hereof, and subject to the occurrence of the Effective Time.
(b)    The Lead Borrower shall reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with the negotiation, preparation and execution of this Amendment and the transactions contemplated hereby in accordance with Section 11.3 of the Loan Agreement.
SECTION 3. Effectiveness. This Amendment shall become effective upon (a) receipt by the Administrative Agent of duly executed counterpart signature pages to this Amendment by the Borrowers, the Administrative Agent and Lenders constituting Required Lenders and (b) receipt by the Administrative Agent, for the benefit of the Consenting Lenders, of the Amendment Fee (the “Effective Time”).
SECTION 4. Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes of the Loan Agreement and the other Loan Documents.
SECTION 5. Reference to and Effect on the Loan Agreement and the Loan Documents.
(a)    From and after the Effective Time, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended by this Amendment. The Loan Agreement, as amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
SECTION 6. Governing Law. This Amendment shall be deemed to be a contract made under, and shall be governed by, the laws of the State of New York.
SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic (i.e. “pdf” or “tif”) transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Electronic Execution. Section 11.8(b) of the Loan agreement shall apply to the execution of this Amendment mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.
CARNIVAL CORPORATION,
as the Lead Borrower

By:    /s/ Darrell Campbell
Name:    Darrell Campbell
Title:    Treasurer
CARNIVAL FINANCE, LLC,
as the Co-Borrower

By: Carnival Corporation,
its Sole Member
By:    /s/ Darrell Campbell
Name:    Darrell Campbell
Title:    Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By:    /s/ Lance Buxkemper
Name:     Lance Buxkemper
Title:     Executive Director

[Amendment No. 1 to Term Loan Agreement]